UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 13, 2002

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-30275                   23-3057155
   ------------------------   ------------------------     --------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

            One Logan Square
       130 N. 18th St., Suite 2615
       Philadelphia, Pennsylvania                                  19103
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure

I-trax, Inc. held an investor conference call on Wednesday, November 13, 2002. The conference call was accessible by the investing public through an "800" number and publicized through a press release. The purpose of the call was for Frank A. Martin, Chief Executive Officer of I-trax, and Marilyn Schlein Kramer, Chief Executive Officer of DxCG, Inc., to discuss the recently announced merger agreement between DxCG and I-trax, pursuant to which DxCG would merge with and into a wholly owned subsidiary of I-trax. On the conference call, Mr. Martin and Ms. Kramer discussed the following aspects of their respective businesses:

General

     o DxCG is a leading provider of predictive modeling solutions that enable healthcare providers, payors and employers to forecast healthcare costs
     o DxCG's solutions are important to I-trax because I-trax's complete population health management programs must, as a first step of managing the health of populations and related costs, assess existing trends in healthcare costs and predict which costs are likely to increase
     o DxCG's solutions allow I-trax to better assess and measure outcomes of its disease management programs
     o DxCG's model is currently used by the Centers for Medicare and Medicaid Services
     o DxCG currently services 150 clients, including public agencies, health plans, employers and agencies and divisions of foreign governments
     o The distinguishing qualities of the combined companies from others in the market place are their ability to "bundle" and "unbundled" their respective services and to enter into short term disease management contracts

Terms of Transaction

     o I-trax expects to pay approximately $10,000,000 for DxCG, $6,000,000 in cash and $4,000,000 in common stock
     o    I-trax is required to finance the cash portion of the purchase price
     o    The parties expect to close the transaction in January 2003
     o After the closing of the merger, DxCG would continue to operate in Boston as a wholly owned subsidiary of I-trax

Guidance

     o    I-trax expects to generate revenues of approximately $6,000,000 in
          2002
     o    DxCG expects to generate revenues of approximately $3,900,000 in 2002
     o The parties expect pro forma (assuming consummation of the merger on January 1, 2003) 2003 revenues of approximately $14,000,000, with EBITDA of approximately $3,000,000
     o I-trax will require 2003 revenues of approximately $6,500,000 to "break even" in its operations
     o DxCG will require 2003 revenues of approximately $3,500,000 to "break even" in its operations

Performance Ratios

     o DxCG's compounded top-line growth, since inception in 1997, has been approximately 70% per annum
     o    DxCG's gross margins are approximately 70%
     o    I-trax's gross margins in technology sales are approximately 90%
     o I-trax's gross margins in services/call center services are approximately 50%

Contract Backlog

     o    I-trax's contract backlog for 2003 is approximately $4,000,000
     o    DxCG's contract backlog for 2003 is approximately $5,000,000
     o    I-trax's "quality pipeline" of new contracts is approximately
          $100,000,000
     o    DxCG's "quality pipeline" of new contracts is approximately
          $20,000,000

American Stock Exchange Listing application/Investor Relations

     o    I-trax's listing application remains pending
     o I-trax is continuing to invest in public and investor relations to improve its exposure in the market place

Recording of Conference Call

     o A tape of today's conference call will be available through Wednesday, November 20, 2002 at 800-642-1687. The conference ID number is 6667056.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  I-TRAX, INC.



Date:  November 13, 2002                      By:    /s/ Anthony Tomaro, CPA
                                                     ---------------------------
                                              Name:  Anthony Tomaro, CPA
                                              Title: Chief Financial Officer